                                                                 EXHIBIT 10.2.35

                         SUNSTONE HOTEL INVESTORS, INC.

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES


The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by Exhibit 10.2.35 and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.


                                                              ANNUAL     1ST TIER     TIER     2ND TIER   FOOD/BEVERAGE
    NAME                  CITY         STATE     INCEPTION   BASE RENT    AMOUNT     PERCENT    PERCENT       PERCENT
Hilton Hotel          Salt Lake City     UT      10/15/97    3,843,000    638,250     50.18%     62.00%        5.00%
Olympia Park          Park City          UT      10/15/97      926,000    316,083     24.41%     62.00%        5.00%
Sheraton San Marcos   Chandler           AZ      10/15/97    2,889,000    693,000     34.74%     62.00%        5.00%
Quality Inn           Pocatello          ID      10/15/97      390,000    140,500     23.12%     62.00%        5.00%
Boise Park Suites     Boise              ID      10/15/97    1,227,000    272,917     37.48%     62.00%        5.00%
Best Western          Helena             MT      10/15/97      955,000    186,417     42.71%     62.00%        5.00%
Best Western          Twin Falls         ID      10/15/97      604,000    125,083     40.26%     62.00%        5.00%
Kahler Hotel          Rochester          MN      10/15/97    4,126,000    976,667     35.20%     62.00%        5.00%
Kahler Inn            Rochester          MN      10/15/97    1,721,000    302,917     47.33%     62.00%        5.00%
Holiday Inn           Rochester          MN      10/15/97      245,000    221,250      9.24%     62.00%        5.00%
Lakeview Resort       Morgantown         WV      10/15/97    1,042,000    382,167     22.72%     62.00%        5.00%
Green Oaks            Fort Worth         TX      10/15/97      586,000    205,500     23.77%     62.00%        5.00%
University Park       Salt Lake City     UT      10/15/97    2,101,000    380,500     46.02%     62.00%        5.00%
Best Western          Ogden              UT      10/15/97    1,030,000    342,917     25.02%     62.00%        5.00%
Provo Park            Provo              UT      10/15/97    2,040,000    457,500     37.15%     62.00%        5.00%
Residence Inn         Provo              UT      10/15/97      670,000    161,333     34.63%     62.00%        5.00%
Kahler Plaza Hotel    Rochester          MN      10/15/97    2,899,000    571,750     42.25%     62.00%        5.00%
Residence Inn         Sacramento         CA      12/30/97      983,000    189,692     43.17%     60.00%        5.00%
Residence Inn         San Diego          CA      12/30/97    1,393,000    253,583     45.38%     60.00%        5.00%
